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                        GROUP VARIABLE ANNUITY CONTRACTS
                            SEPARATE ACCOUNT ELEVEN
                              STANDARD (SERIES II)
                        HARTFORD LIFE INSURANCE COMPANY

                               FILE NO. 333-72042

   SUPPLEMENT DATED DECEMBER 4, 2006 TO THE PROSPECTUS DATED OCTOBER 2, 2006

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              SUPPLEMENT DATED DECEMBER 4, 2006 TO YOUR PROSPECTUS

HARTFORD LARGECAP GROWTH HLS FUND: On January 23, 2007, shareholders will vote on the proposed merger of Hartford LargeCap Growth HLS Fund into Hartford Blue Chip Stock HLS Fund. If the proposed merger is approved, all assets of Hartford LargeCap Growth HLS Fund will be transferred into Hartford Blue Chip Stock HLS Fund, and shareholders of Hartford LargeCap Growth HLS Fund will receive shares of Hartford Blue Chip Stock HLS Fund.

If the merger is approved by Fund shareholders, the merger is expected to be completed on or about February 2, 2007. As a result, if any of your Participant Account value is allocated the Hartford LargeCap Growth HLS Fund Sub-Account, that amount will be merged into the Hartford Blue Chip Stock HLS Fund Sub-Account. In addition, after the close of trading on the New York Stock Exchange on February 2, 2006, future Contributions with allocations to the Hartford LargeCap Growth HLS Fund Sub-Account will be directed to the Hartford Blue Chip Stock HLS Fund Sub-Account.

In addition, if the proposed merger takes place, on or about February 5, 2007, Hartford Blue Chip Stock HLS Fund will change its name to Hartford LargeCap Growth HLS Fund.

If you are enrolled in any Dollar Cost Averaging Program with allocations to the Hartford LargeCap Growth HLS Fund Sub-Account, that allocation will be directed to the Hartford Blue Chip Stock HLS Fund Sub-Account after the close of trading on the New York Stock Exchange on February 1, 2007. If you are enrolled in any Asset Rebalancing Program with allocations the Hartford LargeCap Growth HLS Fund Sub-Account, your program enrollment will be terminated as of the close of the New York Stock exchange on February 1, 2007 and you will have to re-enroll if you wish to continue after February 1, 2007.

In the event that the proposed merger is approved, the following changes shall apply to your prospectus:

The information for the Hartford LargeCap Growth Fund Sub-Accounts in the table under the section entitled "The Funds" is deleted and replaced with the following:

FUNDS                                                      ADVISOR                                 OBJECTIVE SUMMARY
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HARTFORD LARGECAP GROWTH HLS             Hartford Investment Management Company,      Long-term growth of capital.
 SUB-ACCOUNT (formerly Hartford Blue     Inc.
 Chip Stock HLS Fund Sub-Account) which
 purchases Class IA shares of Hartford
 HLS Series Fund II, Inc.
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  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.